SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 10, 1998

                            OSAGE SYSTEMS GROUP, INC.
               (Exact name of registrant as specified in charter)

   Delaware                          0-22808                   95-4374983
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)             identification no.)
incorporation)

                       1661 East Camelback Road, Suite 245
                             Phoenix, Arizona 85016
                    (Address of principal executive offices)

                                 (602) 274-1299
              (Registrant's telephone number, including area code)

                         Pacific Rim Entertainment, Inc.
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On March 10, 1998, Pacific Rim Entertainment, Inc. (the "Company") effected an amendment to its Certificate of Incorporation whereby the name of the Company was changed from "Pacific Rim Entertainment, Inc." to "Osage Systems Group, Inc." The name change was effected pursuant to an Information Statement of the Company dated February 10, 1998.

         Additionally, on March 10, 1998, Mr. Michael Glynn was appointed as the fifth member to the Board of Directors of the Company. Mr. Glynn currently serves as Executive Vice-President of the Company. Prior thereto, he served as Director of Sales for the Southwest region of United States for Compuware, a publicly-traded software manufacturer. From 1996 to 1997, Mr. Glynn served as Senior Vice President and Chief Operating Officer of Prologic Management Systems, a publicly-traded software development company. From 1993 to 1996, he was Director of Sales and International Business Development at Access Technologies (formerly Access Graphics, a division of Lockheed Martin), an aggregator of computer software and hardware. From 1991 to 1993, Mr. Glynn served on the football staff at the University of Colorado. Mr. Glynn is a graduate from the University of Notre Dame with a Bachelor of Arts degree in the Program of Liberal Studies and Languages and a Master of Divinity degree. He is also continuing his graduate work at Northwestern University's JL Kellogg Graduate School of Management.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     OSAGE SYSTEMS GROUP, INC.

                                                     By:  /s/ Jack Leadbeater
                                                        ------------------------
                                                         Jack Leadbeater
                                                         Chief Executive Officer

                                                     Date: March 10, 1998


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                                  EXHIBIT INDEX

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
Exhibit                                                                                 Page
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
3.1      Certificate of Designations, Preferences and Rights of Class A
         Non-Voting Convertible Preferred Stock dated April 13, 1994

3.2 Certificate of Amendment of Certificate of Designations, Preferences and Rights of Class A Non-Voting Convertible Preferred

         Stock dated May 4, 1994

3.3 Certificate of Restoration and Revival of Certificate of Incorporation of Pacific Rim Entertainment, Inc. dated May 5, 1997

3.4      Certificate of Amendment to the Certificate of Incorporation of Pacific
         Rim Entertainment, Inc. dated November 21, 1997 (regarding reverse splits)

3.5      Certificate of Amendment to the Certificate of Incorporation of Pacific
         Rim Entertainment, Inc. dated March 10, 1998 (regarding name change)